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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To RMH Teleservices, Inc.:

As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K/A, into the Company's previously filed Form S-8 Registration Statement, File No. 333-40946.

                                     /s/ ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
December 28, 2000